J.P. MORGAN FUNDS

JPMorgan Global Allocation Fund

JPMorgan Income Builder Fund

JPMorgan Systematic Alpha Fund

(the “Funds”)

(Class A and Class C Shares)

(each a series of JPMorgan Trust I)

Supplement dated December 20, 2019 to

the Prospectus dated March 1, 2019, as supplemented

The last two paragraphs of the “Investing with J.P. Morgan Funds — Exchanging Fund Shares” section of the prospectus will be deleted and replaced with the following:

If you exchange Class A or Class C Shares of a Fund that are subject to a CDSC for Class A (Morgan Shares of a J.P. Morgan money market fund) or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A (Morgan Shares of a J.P. Morgan money market fund) or Class C Shares will be subject to the CDSC of the Fund from which you exchanged; and

2.	The current holding period for your exchanged Class A (Morgan Shares of a J.P. Morgan money market fund) or Class C Shares, is carried over to your new shares.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

SUP-INVESTAC-1219